EXHIBIT 23(A)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 33-37175, 33-44541, 33-44542, 33-58613,
33-59253, 33-59255, 333-07949, 333-34135, 333-34161, 333-34165, 333-47847,
333-63711 and 333-71595) and Form S-3 (File No. 333-78265) of Santa Fe Snyder
Corporation (formerly Santa Fe Energy Resources, Inc.) of our report dated January 28, 2000 relating to the consolidated financial statements, which appears in this Form 10-K.

PRICEWATERHOUSECOOPERS LLP


Houston, Texas
March 9, 2000